AMENDMENTS TO SECURITIZATION AGREEMENTS

AMENDMENTS TO SECURITIZATION AGREEMENTS, dated as of
July 31, 1998, among MERISEL AMERICAS, INC ("Merisel Americas"),
MERISEL CAPITAL FUNDING, INC. ("Merisel Capital Funding"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL
CORPORATION ("GE Capital").

WHEREAS, Merisel Americas, as originator (in such capacity, the "Originator"), and Merisel Capital Funding are parties to an Amended and Restated Receivables Transfer Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, and Amendment No. 2, dated as of December 19, 1997 (the
"Transfer Agreement");

WHEREAS, Merisel Capital Funding, as seller (in such capacity, the "Seller"), Redwood as purchaser (in such capacity, the "Purchaser"), GE Capital, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Merisel Americas (in such capacity, the "Servicer") are parties to an Amended and Restated Receivables Purchase and Servicing Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, and Amendment No. 2, dated as of December 19, 1997 (the "Purchase Agreement");

WHEREAS, Redwood and GE Capital, in its capacity as Collateral Agent, Letter of Credit Provider (in such capacity, the "LOC Provider") and Letter of Credit Agent (in such capacity, the "LOC Agent") are parties to a Second Amended and Restated Letter of Credit Reimbursement Agreement, dated as of June 29, 1995 (the "Reimbursement Agreement"), and Redwood, the LOC Agent and the LOC Provider are parties to a Reimbursement Agreement Supplement, dated as of October 2, 1995, as amended by Amendment No. 1 to RFC Supplement, dated as of December 19, 1997 (the "RFC Supplement");

WHEREAS, Redwood and GE Capital, in its capacity as Liquidity Agent, Operating Agent and Collateral Agent are parties to a Liquidity Loan Agreement, dated as of October 2, 1995 (the "Liquidity Agreement");

WHEREAS, definitions and interpretations of the Transfer Agreement and Purchase Agreement are set forth in Annex X thereto, dated as of September 27, 1996, as amended on December 19, 1997 ("Annex X," and, together with the Transfer Agreement, the Purchase Agreement, the Reimbursement Agreement, the RFC Supplement, and the Liquidity Agreement, the "Securitization Agreements"); and

WHEREAS, the parties hereto desire to amend the Securitization Agreements (such amendment collectively referred to herein as the "Amendments").

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND
ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO,
INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

                                    ARTICLE I
                                   DEFINITIONS

                           Section 1.1 Definitions. All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

                                   ARTICLE II
                           AMENDMENT NO. 2 TO ANNEX X

                           Section 2.1 Amendment to Annex X. Annex X is hereby amended as set forth in this Section 2.1. (a) The definition of "Additional Amounts" is hereby amended by replacing the word "and" with a comma and adding after the reference to "2.11" the phrase "and 2.13".

                           (b) The definition of "Adverse Claim is hereby amended by adding the following after the term "Collateral Agent Agreement":

                                    "or under the Inventory Facility"

                           (c) The definition of "Affected Parties" is amended by adding "the Insurer" as one of the parties named therein.

                           (d)  The  definition  of   "Availability"  is  hereby
         amended by adding at the end of clause (a)(iii) of such definition the following: "and the Dilution Reserve."

                           (e) The definition of "Final Purchase Date" is hereby amended to be July 31, 2003.

                           (f) The definition of "Investment Base" is amended and restated to read as follows:

                                            "'Investment  Base'  means,  for any
                                    date of  determination,  the amount equal to
                                    the Outstanding  Balance of Receivables that
                                    are Eligible  Receivables minus the Reserves
                                    with respect  thereto plus,  for purposes of
                                    determining   "Funding   Base"   under   the
                                    Collateral  Agent  Agreement,  at  any  time
                                    after the Facility Termination Date, so long
                                    as  the   Insurance   Policy  has  not  been
                                    terminated,  the aggregate amount that would
                                    be available for drawing under the Insurance
                                    Policy if such  date  were the  "Draw  Date"
                                    thereunder, in each case as disclosed in the
                                    most  recently  submitted   Investment  Base
                                    Certificate or as otherwise determined by the Purchaser, the Operating Agent or the

                                    Collateral Agent based on Seller  Collateral
                                    information   available   to  any  of  them,
                                    including any information  obtained from any
                                    audit or from any other reports with respect
                                    to    the    Seller    Collateral,     which
                                    determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error)."

                           (g) The definition of "Maximum Purchase Limit" is hereby amended by replacing the amount "$300,000,000" with the amount "$500,000,000."

                           (h) The definition of "Purchase Discount Rate" in Annex X is hereby amended by deleting the existing text and replacing in lieu thereof the following:

                                                     "Purchase   Discount  Rate"
                                    means a rate, on any date of determination, equal to 100% minus the greater of (a)(i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio minus (ii) 20%, or
                                    (b) 15%.

                           (i) The definition of "Purchaser Secured Parties" is hereby amended by adding "the Insurer" as a party named therein.

                           (j) The definition of "Receivable" is hereby amended by inserting the following at the end of clause (b) thereof:

                                    ",provided that Returned Goods (as defined in the Intercreditor Agreement) shall cease to constitute a "Receivable" to the extent the Receivables Interest (as defined in the Intercreditor Agreement) therein ceases to exist as provided in Section 2.1 of the Intercreditor Agreement"

                           (k) The definition of "Related Documents" is hereby amended by adding "the Insurance Agreement" and the "Intercreditor Agreement" as documents named therein.

                           (l) The following definitions are hereby added:

                                            (i) "'Dilution  Reserve'  means,  on
                                    any  date  of   determination,   an   amount
                                    calculated in accordance with the following formula:

                                    The lesser of (a) 5% of Investment Base and
                                   (b) Investment Base x [(GDR x
                                    2.00) + .05 - (1.00 - MPR)]

                           where:

                           GDR   =          Gross Dilution Ratio as of such date
                                            of determination

                           MPR   =          The Purchase Discount Rate
                                            (expressed as a decimal) as of such
                                            date of determination.

                                            (ii)  "'Insurance  Agreement'  means
                                    that certain Insurance Agreement among the Insurer, the Purchaser, the Collateral Agent and the Operating Agent, dated as of July 31, 1998."

                                            (iii) "'Insurance Draws' means draws
                                    made  or  to be  made  under  the  Insurance
                                    Policy"

                                            (iv)    "'Insurer'    means    Ambac
                                    Assurance  Corporation,  a  New  York  stock
                                    insurance   company,   and   its   permitted
                                    successors and assigns."

                                            (v) "'Insurance Policy' means Excess
                                    of Loss Insurance Policy of the Insurer designated as Policy No. AB0182BE naming GE Capital, in its capacity as Collateral Agent on behalf of the Purchaser, as the Insured Party"

                                            (vi) "Intercreditor Agreement" means
                                    that certain Intercreditor Agreement, dated as of June 30, 1998, among the Operating Agent, the Collateral Agent, the Seller, the Servicer, the Originator, the Purchaser and the Inventory Lenders' Agent.

                                            (vii)  "Inventory   Lenders'  Agent"
                                    means BankAmerica Business Credit, Inc., as agent for the lenders named in the Inventory Facility.

                                            (viii)  "Inventory  Facility"  means
                                    the  revolving   loans   evidenced  by  that
                                    certain Loan and Security Agreement dated as of June 30, 1998, among the Originator, the Inventory Lenders' Agent and the lenders named therein.

                                   ARTICLE III
                      AMENDMENT NO. 3 TO TRANSFER AGREEMENT

                           Section 3.1 Amendment to Section 2.01(b). Section 2.01(b) is hereby amended by inserting the following in the first sentence thereof after the word "thereafter":

                                    "which is prior to receipt of an Enforcement
                                    Action (as defined in the
                                    Intercreditor Agreement) as provided in
                                    Section 2.4(a) of the Intercreditor
                                    Agreement"

                           Section 3.2.     Amendment to Section 4.03(c).
         Section 4.03(c) is hereby amended by
         inserting the following at the beginning thereof:

                                    "except as provided in Section 2.4(c) of the Intercreditor Agreement"

                           Section 3.3 Amendment to Exhibit B. Exhibit B is hereby amended by replacing existing Exhibit B with a new Exhibit B attached hereto as Schedule 1.


                                   ARTICLE IV
                      AMENDMENT NO. 3 TO PURCHASE AGREEMENT

                           Section 4.1      Amendment to Article II.

                           (a) Section 2.02(b) is hereby amended by deleting the last sentence therein (which was added in Amendment No. 2 to the Purchase Agreement) and substituting in lieu thereof the following:

                                    "In the event that the Seller gives notice that it intends to terminate the Maximum Purchase Limit under this Section 2.02(b) and such termination is to be effective on or prior to December 31, 1999, a condition precedent to such termination is the receipt by the Purchaser of a prepayment fee in the amount of $1,000,000."

                                    (b) Section 2.10(a) is hereby amended by (i)
         inserting the phrase ", the
         Insurance Agreement" after the first reference to "this Agreement;  and
         (ii) deleting the phrase "the Seller's Share of"; and

                                    (c)  Section  2.10(b)  is hereby  amended by
         (i)adding the phrase ", the Insurance
         Agreement of" after the phrase "the Liquidity Loans" each time it appears therein, (ii) deleting the phrase "the Seller's Share of" and
         (iii) Section 2.10(c) is hereby amended by adding the phrase ", the Insurance Agreement, the Insurance Policy" after the phrase "the Liquidity Loans".

                           Section 4.2 Amendment to Section 4.01(u). Section 4.01(u) is hereby amended by inserting the following after the phrase "Transfer Agreement":

                                    "or, subject to the terms of the
                                    Intercreditor Agreement, in favor of the Inventory Lenders' Agent"

                           Section 4.3      Amendment to Article VI.  (a)
         Section 6.03(c)(iv) is hereby
         amended by deleting the phrase "account of the Seller,"and substituting in lieu thereof, "account of the Purchaser."

                  (b) Sections 6.05(b) and 6.05(c) are hereby deleted in their entirety and replaced with the following:

                  "(b)     transfer all amounts in the Deferred Purchase Price
         Sub-Account, in the following priority:

                                            (i)   if  an   Event   of   Servicer
                           Termination has occurred and a Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

                                            (ii) to the  Collateral  Account for
                           the account of the Purchaser, in an amount equal to, on any such Business Day on which Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Transaction Liquidity Loans then outstanding), accrued and unpaid CP Interest through and including the date of maturity of the Commercial Paper maintaining such Capital Investment;

                                            (iii)  to the  Insurer,  any  unpaid
                           premiums then owing the Insurer under the Insurance Agreement;

                                            (iv) if  Insurance  Draws  are  then
                           outstanding, to the Insurer, an amount equal to accrued and unpaid interest on the Insurance Draws to the extent amounts on deposit in the Deferred Purchase Price Sub-Account are allocated to this subparagraph (iv) pursuant to the terms of the Insurance Agreement;

                                            (v)   if   there   are   Transaction
                           Liquidity Loans outstanding, to the Transaction Liquidity Agent on behalf of the Transaction Liquidity Providers, in an amount equal to accrued and unpaid interest on the Transaction Liquidity Loans;

                                            (vi)  to the Capital InvestmentSub-
                                                  Account:

                                                     (A)  an amount equal to the
                           Dilution Funded Amount; and

                                                     (B)    if     there     are
                           Transaction Liquidity Loans then
                           outstanding or Capital Investment exceeds the Transaction Liquidity Loans then outstanding, all amounts remaining in the Deferred Purchase Price Sub-Account, if any;

                                            (vii) to the Letter of Credit Agent,
                           if there are any outstanding LOC Draws in respect of the Seller, in an amount equal to accrued and unpaid interest on such outstanding LOC Draws;

                                            (viii) to the Collateral Account, an
                           amount equal to (A) accrued and unpaid Daily Yield minus (B) the sum of (1) amounts paid under Section 6.05(b)(ii), (2) amounts paid under Section 6.05(b)(iv), (3) amounts paid under 6.05(b)(v) and
                           (4) amounts paid under Section 6.05(b)(vii);

                                            (ix)  if  an   Event   of   Servicer
                           Termination has not occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee;

                                            (x)  upon  payment  in  full  of all
                           amounts set forth in clauses (c)(i)-(c)(viii) below, to an account previously designated by the Seller, in partial payment of the Deferred Purchase Price, the balance, if any; and

                                    (c)     transfer all amounts in the Capital
                           Investment Sub-Account, in the following priority:

                                            (i)  to the Collateral Account for
                           the account of the Purchaser, in an amount equal to,

                                                     (A)  on any  such  Business
                                    Day on  which  Capital  Investment  is being
                                    maintained    through   the    issuance   of
                                    Commercial Paper (to the extent such Capital
                                    Investment  exceeds  Transaction   Liquidity
                                    Loans then outstanding),  accrued and unpaid
                                    CP Interest through and including such date, to the extent not paid pursuant to Sections 6.05(b)(ii) and 6.05(b)(viii); and

                                                     (B)  on any  such  Business
                                    Day on  which  Capital  Investment  is being
                                    maintained    through   the    issuance   of
                                    Commercial Paper (to the extent such Capital
                                    Investment  exceeds  Transaction   Liquidity
                                    Loans then outstanding), the principal of all Capital Investment in excess of such Transaction Liquidity Loans;

                                            (ii) to the  Insurer,  to the extent
                           amounts on deposit in the Capital Investment Sub-Account are allocated to this subparagraph
                           (c)(ii) pursuant to the terms of the Insurance Agreement, unpaid premiums of the Insurer under the Insurance Agreement to the extent not paid under
                           Section 6.05(b)(iii);

                                            (iii) if  Insurance  Draws  are then
                           outstanding, to the Insurer, to the extent amounts on deposit in the Capital Investment Sub-Account are allocated to this subparagraph (c)(iii) pursuant to the terms of the Insurance Agreement, an amount equal to:

                                                     (A)   accrued   and  unpaid
                                    interest on the Insurance Draws to the extent not paid under Section 6.05(b)(iv); and

                                                     (B) the outstanding  amount
                           of Insurance Draws; and

                                                     (C) any other amounts owing
                                            to   the   Insurer    pursuant   the
                                            Insurance  Policy  or the  Insurance
                                            Agreement,     including,    without
                                            limitation, any fees and expenses of
                                            the  Insurer  other than  Additional
                                            Amounts and Indemnified Amounts;

                                            (iv)  if   there   are   Transaction
                           Liquidity Loans outstanding, to the Transaction Liquidity Agent on behalf of the Transaction Liquidity Providers, in an amount equal to:

                                                     (A)   accrued   and  unpaid
                                    interest on the Transaction Liquidity Loans to the extent not paid pursuant to Section 6.05(b)(v);

                                                     (B)   the principal of
                                    outstanding Transaction Liquidity Loans; and

                                                     (C)   any   other   amounts
                                    (other   than    Additional    Amounts   and
                                    Indemnified  Amounts),  including  any fees,
                                    owing to the Transaction  Liquidity Agent or
                                    Transaction     Liquidity    Providers    in
                                    connection  with the  Transaction  Liquidity
                                    Loans to the  extent  not paid  pursuant  to
                                    Section 6.05(b)(v);

                                            (v) to the  Collateral  Account  for
                           the account of the Purchaser, in an amount equal to:

                                                     (A)  all Additional Amounts
                           incurred and payable to any Affected Party; and

                                                     (B) all Indemnified Amounts
                                    incurred  and  payable  to  any  Indemnified
                                    Party;

                                            (vi) to the Letter of Credit  Agent,
                           if there are any outstanding LOC Draws in respect of the Seller, in an amount equal to:

                                                     (A)   accrued   and  unpaid
                                    interest on such outstanding LOC Draws to the extent not paid pursuant to Section 6.05(b)(vii);

                                                     (B)   the principal of such
                                    outstanding LOC Draws; and

                                                     (C)  any   other   amounts,
                                    including  fees,  owing  to  the  Letter  of
                                    Credit   Agent  in   connection   with  such
                                    outstanding LOC Draws; and

                                            (vii) to the Collateral  Account, an
                           amount equal to (A) accrued and unpaid Daily Yield minus (B) the aggregate amounts paid pursuant to Sections 6.05(b)(ii), 6.05(b)(iv), 6.05(b)(v),
                           6.05(b)(vii),      6.05(b)(viii),      6.05(c)(i)(A),
                           6.05(c)(iii)(A), 6.05(c)(iv)(A) and 6.05(c)(vi)(A).

                                            (viii)  if  an  Event  of   Servicer
                           Termination has not occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee; and

                                            (ix)  upon  payment  in  full of all
                           amounts set forth in clauses (c)(i)-(c)(viii) above, to an account previously designated by the Seller, the balance, if any."

                           Section 4.4      Amendment to Article IX.

                           (a) Section 9.01(b) of the Purchase Agreement is hereby amended by replacing "$1,000,000" with "$500,000" in clause (ii) thereof and adding at the end thereof the following:

                                    "or (iii) a  default,  or an event that with
                                    the  passage of time or the giving of notice
                                    or both would result in an event of default,
                                    has  occurred  and  been  continuing  for  a
                                    period  of more than 30 days in  respect  of
                                    any Debt of the  Originator  or the  Seller,
                                    having a  principal  amount of  $500,000  or
                                    more  and  incurred  on and  after  the date
                                    hereof (including,  without limitation, Debt
                                    incurred  to  refinance   Debt  that  is  in
                                    existence as of the date hereof and the Inventory Facility).

                           (b) Section 9.01(v) is hereby amended and restated to read as follows:

                                    "or (v) a breach of the covenants contained
         in Exhibit J has occurred."

                           (c) Section 9.01(w) is hereby amended and restated to read as follows:

                                    "(w)  unless the  Purchaser,  the  Operating
                                    Agent  and  each  Rating  Agency   otherwise
                                    consent,  (i) Insurance Policy shall for any
                                    reason  cease to be in full force and effect
                                    other  than as a  result  of any  action  or
                                    inaction by the  Purchaser or the  Operating
                                    Agent   (including,    without   limitation,
                                    termination pursuant to Section 7.7 of the Insurance Agreement), (ii) the Insurer shall deny all or any material portion of its liability under the Insurance Policy, or

                                    (iii)  the  Insurer  shall  cease  to have a
                                    long-term  debt  rating of AA or better from
                                    S&P, and, in each case, the Operating  Agent
                                    shall  not  have   received  a   replacement
                                    Insurance   Policy   within   90   days   on
                                    substantially  the same  terms and issued by
                                    an  insurance  company  or  other  financial
                                    institution  with a long-term debt rating of
                                    AA or better  from S&P  and/or Aa2 or better
                                    from   Moody's  and   otherwise   reasonably
                                    acceptable to the Operating Agent (provided no Termination Event shall be deemed to exist under this clause (w) unless the Operating Agent has utilized reasonable best efforts to obtain such a replacement policy within such 90 day period);

                           Section 4.5 Amendment to Section 14.03(a). Section 14.03(a) is hereby amended by adding ", the Insurer" after the phrase "the Operating Agent" each time such phrase appears therein.

                           Section 4.6 Amendment to Schedule 1. Schedule 1 is hereby deleted and replaced with the following:

                                                   Schedule 1

                              CONCENTRATION LIMITS


         I.       Obligor Long-Term                Concentration Limit
                  Debt Rating(1)(2)                         Percentage


         AA/Aa2 or higher                                        15%

         A/A3                                                     8%

         Less than A/A3 or not rated                              4%


         II.      Obligor

         Micro Warehouse, Inc.                                    5%

         Office Depot, Inc.                                       6%(3)

         Dell Computer Corporation                                6%(4)





                           Section 4.7  Amendment to Exhibit H.  Exhibit H of
                                        ----------------------
         the Purchase Agreement is hereby amended by:
         ---------------------------
          (1) An Obligor may have a deemed rating equivalent to the debt rating of its parent corporation (provided that the parent is liable for the debts of the Obligor) or an unconditional third party insurer or guarantor under an insurance contract or a guarantee acceptable to the Operating Agreement and the Collateral Agreement.

          (2)  Does not include Obligors listed below.

          (3) Provided that the senior unsecured debt of such company is rated Baa or better my Moody's and BBB by S&P.

          (4) Provided that the senior unsecured debt of such company is rated Baa1 by Moody's and BBB by S&P.

                           (a) by adding the phrase "minus Capital Expenditures" after the term "EBITDA" in the definition of "Fixed Charge Coverage Ratio."

                           (b) deleting the chart as it appears in such Exhibit and substituting in lieu thereof the following chart:

                               FINANCIAL COVENANTS

                           All covenants (i) shall be calculated on the basis of the financial ratios and net worth percentages for the most recent four consecutive fiscal quarters just completed, ending in each case with one of the quarters specified in the tables below, and (ii) shall be calculated on a quarterly basis. For the Fixed Charge Coverage Ratio covenants and Interest Coverage Ratio covenants, with respect to any period of four fiscal quarters that ends before the Fourth Quarter of 1998 are to be calculated on a pro-forma basis including without limitation with respect to interest expense, principal payments and Restructuring Costs, as if (a) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note had been refinanced or retired by the Stonington Convertible Note as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated and (b) the Stonington Convertible Note was converted into common stock of the Parent as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated; provided that the pro-forma adjustments referred to in the foregoing clause (iii) shall be reasonably satisfactory to the Operating Agent as evidenced by the written approval of the Operating Agent; provided, further, that if the adjustments are not reasonably satisfactory to the Operating Agent, the parties to the Purchase Agreement shall negotiate in good faith to resolve any differences. For purposes of determining the covenants set forth in this Exhibit H, Funded Debt shall include any notes, bonds, certificates or other interests issued in a securitization of assets of the Originator or any of its Subsidiaries and principal payments on Funded Debt shall include any payments in respect of principal of such securities and Cash Interest Expense shall include any payments or distributions in respect of interest on such securities.

                                                                                             Covenant Level


       I.       Parent            Fixed Charge Coverage Ratio (minimum)

                                    Fourth Quarter of 1997                                    1.00 to 1.00
                                    First Quarter of 1998                                     1.00 to 1.00
                                    Second Quarter of 1998                                    1.00 to 1.00
                                    Third Quarter of 1998                                     0.85 to 1.00
                                    Fourth Quarter of 1998                                    0.70 to 1.00
                                    First Quarter of 1999                                     0.60 to 1.00
                                    Second Quarter of 1999                                    0.60 to 1.00
                                    Third Quarter of 1999                                     0.70 to 1.00
                                    Fourth Quarter of 1999                                    0.90 to 1.00

                                    First Quarter of 2000                                     1.0  to 1.0

                                    Second Quarter of 2000                                    1.0  to 1.0
                                    Third Quarter of 2000
                                    and thereafter                                            1.1  to 1.0




                                    Interest Coverage Ratio (minimum)

                                    Fourth Quarter of 1997                                    1.10 to 1.00
                                    First Quarter of 1998                                     1.10 to 1.00
                                    Second Quarter of 1998                                    1.15 to 1.00
                                    Third Quarter of 1998                                     1.25 to 1.00
                                    Fourth Quarter of 1998
                                    and each quarter thereafter                               1.40 to 1.00

         II.      Seller            Net Worth Percentage (minimum)                            15%

         III.     Parent            Tangible Net Worth (minimum)                              $105,000,000
                                                                                                      (commencing
                                                                                                      1/3/1998)
                                                                                                      plus the
                                                                                                      greater of
                                                                                                      85% of Net
                                                                                                      Income and
                                                                                                      zero

                                 [END OF CHART]

                       Section  4.8  Amendment  to  Section  12.01(a).   Section
         12.01(a) is hereby amended by adding ",the Insurer" after the phrase "any Transaction Liquidity Lender" the first time such phrase appears.

                                    (b) The  definition  of "Fixed  Charges"  is
         hereby amended and restated to read:

                                    "'Fixed Charges' means,  with respect to any
                                            Person  for any  period,  the sum of
                                            the following amounts payable during
                                            such  period by such  Person and its
                                            consolidated subsidiaries:  (i) Cash
                                            Interest   Expense   in  respect  of
                                            Funded    Debt,    (ii)    regularly
                                            scheduled   principal   payments  on
                                            Funded Debt, and (iii) cash taxes."

                                    (c) The  definition  of "Tangible Net Worth"
         is hereby amended and restated to
         read:

                                    "'Tangible Net Worth' means, with respect to
         any Person and its consolidated
         subsidiaries, assets minus liabilities."

                                    Section 4.9  Addition of Exhibit J.  A new
         Exhibit J is added to read as follows:

                                                          Exhibit J
                (i) As of the last day of any fiscal month, the Net Dilution Ratio shall not exceed 8%, (ii) the Default Ratio shall not exceed 3.5% and (iii) as of the last day of any fiscal month neither the Receivable Collection Turnover Ratio nor the Gross Dilution Ratio shall exceed the levels set forth below for the corresponding range of Sales Ratios:
                                   Receivable
                                   Collection                     Gross
           Sales Ratio             Turnover                   Dilution Ratio
           -----------             ----------                 --------------
           25% or less             44 days                           12.0%
           25.1% to 30%            45 days                           12.5%
           30.1% to 35%            46 days                           13.0%
           35.1% to 40%            47 days                           13.5%
           40.1% to 45%            48 days                           14.0%
           45.1% to 50%            49 days                           14.5%
           Greater than 50%        50 days                           15.0%

                  "Sales Ratio" shall be the ratio (expressed as a percentage) of (x) sales of merchandise in respect of (a) the "Merisel Open Computing Alliance" plus (b) total retail sales, divided by (y) total sales of merchandise.

                               [END OF EXHIBIT J]

                                    ARTICLE V
                       AMENDMENT NO. 2 TO RFC SUPPLEMENT.

                                  Section 5.1  Amendment to the RFC Supplement.
                                               -------------------------------
         The RFC Supplement is hereby amended by (a) deleting "$300,000,000" as the Maximum Purchase Limit and substituting in lieu thereof "$500,000,000"; and

                  (b) amending and restating the LOC Draw Percentage to read as follows:

                                    "25%;   provided,   that,  for  purposes  of
                                            computing    Aggregate    LOC   Draw
                                            Availability in Section  6.07(ii) of
                                            the Collateral Agent  Agreement,  if
                                            25% results in LOC Draw Availability
                                            in  respect   of   Merisel   Capital
                                            Funding   Inc.   being   less   than
                                            $80,000,000, the LOC Draw Percentage
                                            shall be  increased  to a percentage
                                            necessary to produce  Aggregate  LOC
                                            Draw   Availability  in  respect  of
                                            draws  relating  to Merisel  Capital
                                            Funding, Inc. of $80,000,000."

                                   ARTICLE VI
                     AMENDMENT NO. 1 TO LIQUIDITY AGREEMENT.

                                    Section 6.1  Amendment to Amount of
         Liquidity Commitment.  The definition of "Liquidity  Commitment  is
         hereby  amended  by  replacing  the  amount "$309,000,000"   with  the
         amount   "$515,000,000."   The  amount  of $309,000,000  wherever it
         appears in the Liquidity  Agreement is hereby amended to $515,000,000.

                                    Section 6.2  Conditions to Increase in
         Liquidity Commitment (a) Commencing on [the date hereof], GE Capital will hold 100% of the Liquidity Commitment. In connection with the increased Liquidity Commitment as set forth in Section 5.1 herein above, GE Capital hereby waives the requirement set forth in Section 5.04(a) that Redwood deliver a "Letter re Increase in Liquidity Commitment." The undersigned "Authorized Officer" (as defined in the Liquidity Agreement) of Redwood hereby certifies pursuant to
         Section 5.04(d) of the Liquidity Agreement that all conditions specified in Section 5.04 of the Liquidity Agreement relating to the increase in Liquidity Commitment have been satisfied. The foregoing certification is hereby deemed to be the "Company Certificate"
         required  by  Section  5.04(d)  of the   Liquidity Agreement.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

                                    Section 7.1.  Conditions Precedent.
         The effectiveness of these Amendments is subject to the conditions precedent that the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

                                    (a)  All consents required under the
         Reimbursement Agreement and Liquidity Loan Agreement and confirmation from each Rating Agency that the Rating Agency Condition has been satisfied.

                                    (b) A  certificate  of the Secretary of each
         of the Seller and the Servicer, dated the date of these Amendments and certifying (i) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the
         Servicer,  as  the  case  may  be, authorizing   the   execution,
         delivery  and   performance  of  these Amendments,  and  all  other
         documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect and (ii) as to the incumbency and specimen signature of each Person's officers executing these Amendments, and all other documents required or necessary to be delivered hereunder.

                                    (c) A  certificate  of an officer of each of
         the Seller and the Servicer, dated the   date  of  these  amendments,
         certifying that each of the representations and warranties made by the Seller and the Servicer in these Amendments is true and correct in all material respects as of the date hereof.

                                    (d) The  opinion of  Skadden,  Arps,  Slate,
         Meagher & Flom LLP,in form and substance reasonably satisfactory to the Purchaser, the LOC Agent, the Liquidity Agent, the Operating Agent and the Collateral Agent, as to certain matters including, without limitation, (i) the valid existence and good standing of the Seller and Servicer, (ii) the power and authority of the Seller and Servicer (or Originator, as the case may be) to execute (A) the Amendments in respect of the Purchase Agreement and Transfer Agreement and (B) the Intercreditor Agreement, (iii) the due authorization, execution and delivery of (A) the Amendments in respect of the Purchase Agreement and the Transfer Agreement and (B) the Intercreditor Agreement by the

         Seller and Servicer (or Originator, as the case may be), (iv) the enforceability of the Amendments and the Intercreditor Agreement against the Seller and Servicer (or Originator, as the case may be),
         (v) that the execution and delivery of the Amendments in respect of the Purchase Agreement and the Transfer Agreement and (B) the Intercreditor Agreement (x) does not conflict with the organizational documents of the Seller or Servicer and (y) does not violate or constitute a default under any material financing agreements of the Seller or Servicer, and (vi) that the Amendments provided for herein do not adversely affect the validity or perfection of the security interest of the Seller or the Purchaser in the Collateral.

                                    (e) An  Officer's  Certificates  in form and
         substance satisfactory to the Operating  Agent  to  the  effect  that
         all  of  representations   and Warranties in the Transfer  Agreement
         and Purchase Agreement are true and correct in all material respects as of the date hereof.

                                    (f)  Execution and delivery by the Insurer,
         the Collateral Agent and the Operating Agent of the Insurance
         Agreement.

                                    (g)  Delivery by Insurer to the LOC Provider
         of its Insurance Policy.

                                    (h)  Such  other   approvals,   opinions  or
         documents as the Collateral Agent, the Liquidity Agent, the LOC Agent, the Operating Agent or the Insurer may reasonably request.

                                    (i)  Execution and delivery of the
         Intercreditor Agreement by each of the parties thereto.


                                  ARTICLE VIII
                     SELLER'S AND SERVICER'S REPRESENTATIONS
                                 AND WARRANTIES

                                    SECTION 8.1  Seller's and Servicer's
         Representations and Warranties. Each of the Seller and the Servicer represents and warrants that:

                                    (a)  these Amendments have been duly
         authorized, executed and delivered pursuant to its corporation power;

                                    (b)  these Amendments constitute its legal,
                                         valid and binding obligation; and

                                    (c)  after giving effect to the amendments
         referred to herein, there does not exist any Termination Event.

                                   ARTICLE IX
                                  MISCELLANEOUS

                                    SECTION 9.1  Confirmation of Securitization
         Agreements. Each of the Seller and the Servicer agree that, except for the specific amendments set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Securitization Agreements and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement, Annex X, the Reimbursement Agreement, the Liquidity Agreement and the RFC Supplement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement,"
         "Annex  X,"  the "Reimbursement   Agreement,"  the  "Liquidity
         Agreement," and the "RFC Supplement," as the case may be, shall mean such respective agreement as amended by these Amendments and as each such agreement may be hereinafter amended or restated. Nothing herein shall obligate the Seller, the Servicer, the Purchaser, Liquidity Agent, the LOC Agent, the Operating Agent or the Collateral Agent to enter into any future amendment (whether similar or dissimilar).

                                    SECTION 9.2  Waiver by the Seller; Consent
         to Inventory Facility and Intercreditor Agreement. (a) Except for manifest errors on the part of the Operating Agent, each of the Seller and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the LOC Provider, the LOC Agent, the Operating Agent and the Collateral
         Agent  arising on or prior to the date  hereof  in  connection   with
         the Purchase  Agreement  or  the  transactions contemplated thereunder.

                                    (b) Each of the Servicer, the Seller, the
         Purchaser, the Operating Agent and the  Collateral   Agent   consents
         to  the  execution,   delivery  and performance  of the Inventory
         Facility (as in effect as of the date of execution and delivery thereof) and the Intercreditor Agreement (as amended) each in accordance with the terms thereof.

                                    SECTION 9.3  Counterparts.  Delivery of an
         executed counterpart of a signature page to these Amendments by facsimile shall be effective as delivery of a manually executed counterpart of these Amendments. These Amendments may be executed in any number of counterparts and by different parties hereto in separate
         counterparts,  each of which   when so executed  shall be deemed to be
         an original and all of which taken together shall constitute one and the same agreement.

                                    SECTION 9.4  Governing Law.  The amendments
         to Annex X, the Transfer Agreement and the Purchase Agreement shall be governed by, and construed in accordance with, California law.
         The  amendments  to the  Liquidity    Agreement and the RFC Supplement
         shall be governed by, and construed in  accordance with New York law.

                                    SECTION 9.5  Effective Date of Amendments.
         Upon the execution and delivery of these Amendments by the parties hereto and the satisfaction of the conditions precedent set forth herein, the Securitization Agreements shall be amended by these Amendments, effective as of the date hereof.




                                                     *    *    *

                                    IN WITNESS WHEREOF, the Seller, the
Servicer, the Originator, the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent, the LOC Provider and the Purchaser have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.

                                    MERISEL CAPITAL FUNDING, INC.,
                                    as Seller

                                        /s/ Charles B. Freedman
                                    By:___________________________
                                    Title:   Treasurer
                                    Name:    Charles B. Freedman

                                    MERISEL AMERICAS, INC.,
                                    as Originator and Servicer

                                        /s/ James E. Illson
                                    By:___________________________
                                    Title:   Executive Vice President
                                    Name:    James E. Illson

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Operating Agent and Collateral Agent

                                        /s/ Janet K. Williams
                                    By:___________________________
                                    Title:   Duly authorized signatory
                                    Name:    Janet K. Williams


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as LOC Agent, Liquidity Agent and LOC
                                    Provider

                                        /s/ Joan B. Makara
                                    By:__________________________
                                    Title:
                                    Name:    Joan B. Makara


                                    REDWOOD RECEIVABLES CORPORATION,
                                    as Purchaser

                                        /s/ H. Darren Alcus
                                    By:___________________________
                                    Title:   Assistant Secretary
                                    Name:    H. Darren Alcus